FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS [Text Block]
NOTE 4 -
FINANCIAL INSTRUMENTS

Financial instruments are measured either at fair value or at amortized cost. The table below lists the valuation methods used to determine fair value of each financial instrument.

Financial Instruments Measured at Fair Value	Fair Value Method
Liability for warrants and pre-funded warrants (*) Investment in Xinteza (**)	Black & Scholes model (Level 3 category) Market comparable (Level 3 category)

Management believes that the carrying amount of cash, trade receivables, other current assets, trade payables, credits from bank institution and others and other current liabilities, approximate their fair value due to the short-term maturity of these instruments.

(*)	Finance (income) expense from revaluation of warrants and prefunded warrants measured at fair value for the period of six months ended June 30, 2025 and 2024, amounted to $(291) and $20, respectively.

(**)
No quantitative or qualitative indicators have been identified during the period of six months ended June 30, 2025, indicating a significant change in fair value of Investment in Xinteza from December 31, 2024.

As of June 30, 2025, the fair value of derivative warrants liability was measured using the assistance of third-party appraiser by using the Black & Scholes model with the following key assumptions:

	June 30, 2025
	Series 2024	Series 2023	Series 2021

Expected volatility	76.30%	71.37%	68.4%
Share price (Canadian Dollar)	3.39	3.39	3.39
Expected life (in years)	1.389	0.616	0.863
Risk-free interest rate	2.60%	4.36%	4.33%
Expected dividend yield	0%	0%	0%

Per Warrant (Canadian Dollar)	$0.954	$0.012	$0
Total Warrants (Canadian Dollar in thousands)	$708	$12	$0

For more information regarding the exercise of pre-funded warrants granted to the Controlling Shareholder, see also Note 3C above.